UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - AUGUST 22, 2006

ARCH MANAGEMENT SERVICES INC.
(Exact name of Registrant as specified in its charter)

NEVADA	333-121356	84-1665042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4-2341 West Broadway
Vancouver, British Columbia, V6K 2E6
(Address of principal executive offices)

(604) 603-5693
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.01:	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 22, 2006, the Board of Directors of Arch Management Services Inc. adopted a Code of Conduct.

Item 9.01:	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

14.1	Arch Management Services Inc. Code of Conduct.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH MANAGEMENT SERVICES INC.

Dated: August 29, 2006

	By:	/s/ James Pak Chiu Leung
Name: James Pak Chiu Leung Title: Chief Executive Officer

By:	/s/ Gilles Simard
Name: Gilles Simard Title: Chief Financial Officer